                                                                   EXHIBIT 10.24

           * PORTIONS OMITTED PURSUANT TO RULE 24b-2 UNDER THE
             SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND
             FILED SEPARATELY WITH THE COMMISSION IN A REQUEST
             FOR CONFIDENTIAL TREATMENT


                         NATIONAL EDUCATION CORPORATION

                                THIRD AMENDMENT
                              TO CREDIT AGREEMENT


                       This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of June 24, 1994 and entered into by and among National Education Corporation, a Delaware corporation (the "Borrower"), the Bank listed on the signature pages hereof (the "Bank"), and Bankers Trust Company, as agent for the Bank (the "Agent") and, for purposes of Sections 3 and 4 hereof, the Subsidiaries of the Borrower listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of December 22, 1993 by and among the Borrower, the Bank and the Agent, as amended by that certain First Amendment to Credit Agreement dated as of December 31, 1993 and that certain Second Amendment to Credit Agreement dated as of April 15, 1994 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                       WHEREAS, the Borrower and the Bank have agreed, upon the terms and conditions set forth herein, that certain terms and conditions of the Credit Agreement should be amended; and

                       WHEREAS, each of the Subsidiaries of the Borrower party to the Subsidiary Guaranty ("Subsidiary Guarantors") or the Subordination Agreement ("Subordinated Subsidiaries") desires to acknowledge and consent to this Amendment and to reaffirm the continuing effectiveness of the Subsidiary Guaranty or the Subordination Agreement, as the case may be;

                       NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                       SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

                       1.1  AMENDMENT TO SECTION 1.01:  DEFINED TERMS.

                       Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following defined terms in the appropriate alphabetical order:

                       "`Ed Centers Charge' shall mean the charge (in an amount not exceeding $40,100,000) to be taken by the Borrower against its income in the second quarter of its

           1994 fiscal year in connection with its decision to discontinue the operations of Ed Centers and the resulting write-down of its investment in, and costs associated with the discontinuation of the operations of, Ed Centers."

                       "`Ed Centers Discontinued Operations' means, from and after the date that the Company publicly announces its decision to discontinue the operations of Ed Centers and to take the Ed Centers Charge, the operations of Ed Centers."

                       1.2    AMENDMENTS TO SECTION 8.04:  LEASES.  Section
8.04 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                       "8.04 Leases. The Borrower will not permit the aggregate payments (including, without limitation, any property taxes paid as additional rent or lease payments) by the Borrower and its Subsidiaries on a consolidated basis under agreements to rent or lease any real or personal property (including capitalized lease obligations), excluding any leases of real or personal property that is only used in connection with Ed Centers Discontinued Operations, to exceed $4,500,000 during any fiscal quarter."

                       1.3    AMENDMENTS TO SECTION 8.05:  INDEBTEDNESS.
Section 8.05 of the Credit Agreement is hereby amended by deleting the reference to subsection 8.01(viii) in clause (xiii) thereof and substituting therefor a reference to subsection 8.02(viii).

                       1.4    AMENDMENTS TO SECTION 8.08:  CAPITAL
EXPENDITURES. Section 8.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                       "8.08  Capital Expenditures.  Except for (a)
           expenditures made by the Borrower and its Subsidiaries to acquire assets in the Acquisitions in an aggregate amount not exceeding
           $    *    and (b) expenditures made to acquire assets that are only
           used in connection with the Ed Centers Discontinued Operations in an aggregate amount not exceeding $7,000,000, the Borrower will not, and will not permit any of its Subsidiaries to, make any expenditure for fixed or capital assets (including, without limitation, expenditures for product development and maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles and including capitalized lease obligations) during the 1994 fiscal year which would cause the aggregate amount of all such expenditures (excluding any such expenditures made to acquire assets in Acquisitions or for use in connection with

           Ed Centers Discontinued Operations) for the Borrower and its
           Subsidiaries to exceed $   *       in such fiscal year."

* OMITTED PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND FILED SEPARATELY WITH THE COMMISSION IN A
  REQUEST FOR CONFIDENTIAL TREATMENT


                       1.5 AMENDMENTS TO SECTION 8.09: RATIO OF LIABILITIES TO NET WORTH. Section 8.09 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                       "8.09 Ratio of Liabilities to Net Worth. The Borrower will not permit the ratio of its Consolidated Liabilities to its Adjusted Consolidated Net Worth at any time during the fiscal quarters set forth below to be more than the ratio set forth opposite such quarters; provided that, for purposes of this Section,
           (a) any addition to the equity capital of the Borrower resulting from the conversion of the Convertible Notes shall be deemed to constitute Indebtedness for the purposes of determining Consolidated Liabilities and Adjusted Consolidated Net Worth, (b) all liabilities that are attributable only to Ed Centers Discontinued Operations shall be disregarded in determining Consolidated Liabilities and (c) all additions to (or deductions from) Adjusted Consolidated Net Worth that would result from any net income (or net loss, other than the Ed Centers Charge) accruing on or after April 1, 1994, that is attributable solely to Ed Centers Discontinued Operations shall be disregarded in determining Adjusted Consolidated Net Worth:


                             Quarter Ended         Ratio
                          ------------------       -----
                          June 30, 1994          1.80:1.00
                          September 30, 1994         *
                          December 31, 1994          *    "


* OMITTED PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND FILED SEPARATELY WITH THE COMMISSION IN A
  REQUEST FOR CONFIDENTIAL TREATMENT


                       1.6 AMENDMENTS TO SECTION 8.10: MINIMUM CONSOLIDATED EBITDA. Section 8.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                       "8.10 Minimum Consolidated EBITDA. The Borrower will not permit its Consolidated EBITDA for the cumulative prior four fiscal quarters ending on each date set forth below to be less than the amount set forth opposite such date;

           provided that, for purposes of this Section, all income, interest expense, depreciation expense, tax expense, amortization expense, non-cash gains or losses, minority interests, and income (or losses) accruing on or after April 1, 1994, that are attributable only to Ed Centers Discontinued Operations shall be disregarded:

                      Prior Four Fiscal
                       Quarters Ending                 Amount
                     -------------------               -------
                      June 30, 1994                  $12,500,000
                      September 30, 1994                  *
                      December 31, 1994                   *     "

* OMITTED PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND FILED SEPARATELY WITH THE COMMISSION IN A
  REQUEST FOR CONFIDENTIAL TREATMENT


              1.7  AMENDMENTS TO SECTION 8.11:  MINIMUM CONSOLIDATED NET WORTH.
Section 8.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

              "8.11 Minimum Consolidated Net Worth. The Borrower will not permit its Adjusted Consolidated Net Worth at any time during the fiscal quarter ending on the date set forth below to be less than the amount set forth opposite such date; provided that, for purposes of this Section, (i) any addition to the equity capital of the Borrower resulting from the conversion of the Convertible Notes shall be deemed to constitute Indebtedness for the purposes of determining Adjusted Consolidated Net Worth and (ii) any addition to (or deduction from) Adjusted Consolidated Net Worth that would result from any net income (or net loss, other than the Ed Centers Charge) accruing on or after April 1, 1994, that is attributable only to Ed Centers Discontinued Operations shall be disregarded in determining Adjusted Consolidated Net Worth:

                       Quarters Ending                Amount
                       ---------------                ------
                       June 30, 1994                $ 97,500,000
                       September 30, 1994                 *
                       December 31, 1994                  *     "

* OMITTED PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND FILED SEPARATELY WITH THE COMMISSION IN A REQUEST FOR CONFIDENTIAL TREATMENT


              1.8  AMENDMENTS TO SECTION 8.12:  FIXED CHARGE COVERAGE RATIO.
Section 8.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

              "8.12 Fixed Charge Coverage Ratio. The Borrower will not permit the ratio of (i) the sum of (A) Consolidated EBITDA of the Borrower and its Subsidiaries plus (B) the lease payments made or accrued by the Borrower and its Subsidiaries on a consolidated basis to (ii) the Consolidated Fixed Charges of the Borrower and its Subsidiaries (the "Fixed Charge Coverage Ratio") for the cumulative prior four fiscal quarters ending on the date set forth below to be less than the ratio set forth opposite such date; provided that for the purposes of this Section, all income, interest expense, depreciation expense, tax expense, depreciation expense, amortization expense, non-cash gains or losses, minority interests, and income (or losses) accruing on or after April 1, 1994, that are attributable only to Ed Centers Discontinued Operations shall be disregarded in determining Consolidated EBITDA of the Borrower and its Subsidiaries, all lease payments made on or after April 1, 1994, that are attributable only to Ed Centers Discontinued Operations shall be disregarded in determining lease payments of the Borrower and its Subsidiaries, and all Consolidated Fixed Charges accruing on or after April 1, 1994, that are attributable only to Ed Centers Discontinued Operations shall be disregarded in determining Consolidated Fixed Charges of the Borrower and its Subsidiaries:

                      Prior Four Fiscal
                       Quarters Ending                      Ratio
                      -----------------                     -----
                      June 30, 1994                       1.08:1.00
                      September 30, 1994                      *
                      December 31, 1994                       *   "


* OMITTED PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND FILED SEPARATELY WITH THE COMMISSION IN A REQUEST FOR CONFIDENTIAL TREATMENT

              1.9 AMENDMENTS TO SECTION 8.14: LIMITATION ON SUBSIDIARY DISTRIBUTIONS. Section 8.14 of the Credit Agreement is hereby amended by deleting the word "and" immediately preceding clause (vi) thereof and adding the following clause (vii) at the end thereof (immediately following the word "Agreement" and prior to the period):

     ", and (vii) any agreements, consented to by the Bank, pursuant to which Indebtedness permitted under 8.05(xiii) is or may be outstanding"

              1.10  AMENDMENTS TO SCHEDULE II:  MATERIAL ADVERSE CHANGES.
Schedule II to the Credit Agreement is hereby amended by adding the following paragraph 4 at the bottom thereof:

     "4. The Borrower may take a charge not exceeding $40,100,000 as the result of its decision to discontinue the operations of Ed Centers."

              SECTION 2. CONSENT TO INDEBTEDNESS UNDER SECTION 8.05(XIII) OF THE CREDIT AGREEMENT

              The Bank hereby consents to the terms and conditions set forth in the Loan Agreement, Guaranty Agreement and Security Agreement attached hereto as Annex A for the purposes of Section 8.05(xiii) of the Credit Agreement.

              SECTION 3.  REPRESENTATIONS AND WARRANTIES

              In order to induce the Bank to enter into this Amendment and to amend the provisions of the Credit Agreement in the manner provided herein, the Borrower, and each Subsidiary party to the Subsidiary Guaranty and/or the Subordination Agreement with respect to itself only, represents and warrants to the Bank that the following statements are true, correct and complete:

              A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement"). Each such Subsidiary has all requisite corporate power and authority to enter into this Amendment and to be bound hereby.

              B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment by the Borrower and each such Subsidiary and the performance of the Amended Agreement by the Borrower have been duly authorized by all necessary corporate action by the Borrower and each such Subsidiary, as the case may be.

              C. NO CONFLICT. The execution and delivery by the Borrower and each such Subsidiary of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not (i) violate any provision of any law, rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate of Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, or require the consent of any Person under, any mortgage, deed of trust, credit agreement, loan agreement or any other agreement contract or instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) result in or require the creation or imposition of any Lien upon any of their properties or assets.

              D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower and each such Subsidiary of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other Person.

              E. BINDING OBLIGATION. This Amendment and, in the case of the Borrower, the Amended Agreement, are the legally valid and binding obligation(s) of the Borrower and each such Subsidiary, enforceable against the Borrower or such Subsidiary in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

              F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 6 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

              G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment which would constitute an Event of Default or a Default.

              SECTION 4.  ACKNOWLEDGEMENT AND CONSENT

              Each of the undersigned Subsidiaries of the Borrower acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each of the undersigned Subsidiary Guarantors hereby confirms that the Subsidiary Guaranty will continue to guaranty to the fullest extent possible the payment and performance of all Guarantied Obligations (as defined in the Subsidiary Guaranty), including, without limitation, the payment and performance of all Obligations of the Borrower now or hereafter existing under or in respect of the Amended Agreement. Each of the undersigned Subordinated Subsidiaries hereby confirms that the Subordination Agreement will continue to subordinate the Subordinated Debt (as defined in the Subordination Agreement) to Senior Obligations (as defined in the Subordination Agreement), including, without limitation, all obligations of the Borrower now or hereafter existing to make payments under or in respect of the Amended Agreement.

              Each Subsidiary Guarantor acknowledges and agrees that the Subsidiary Guaranty shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution or effectiveness of this Amendment. Each Subsidiary Guarantor represents and warrants that all representations and warranties contained in the Subsidiary Guaranty are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

              Each Subordinated Subsidiary acknowledges and agrees that the Subordination Agreement shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution or effectiveness of this Amendment. Each Subordinated Subsidiary represents and warrants that all representations and warranties contained in the Subordination Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

              Each of the undersigned Subsidiaries of the Borrower acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of any such Subsidiary to any future amendments to the Credit Agreement.

              SECTION 5.  MISCELLANEOUS

              A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

                      (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                      (ii) Except as specifically amended or modified by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

                      (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Bank under, the Credit Agreement or any of the other Credit Documents.

              B. FEES AND EXPENSES. The Borrower acknowledges that all costs, fees and expenses as described in subsection 11.01 of the Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

              C. EXECUTION IN COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

              D. EFFECTIVENESS. This Amendment shall become effective as of the date hereof upon the execution of a counterpart hereof by the Borrower, each Subsidiary of the Borrower party to the Subsidiary Guaranty or the Subordination Agreement and the Bank and the delivery of such counterparts to the Agent; provided, however, that the amendments to the Credit Agreement set forth in Sections 1.2 through 1.10 of this Amendment shall not be effective until such time as the Borrower announces its determination to discontinue the operations of Ed Centers and to take the Ed Centers Charge.

              E. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

              F. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  [Remainder of Page Intentionally Left Blank]

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written by their respective officers thereunto duly authorized.

                                   NATIONAL EDUCATION CORPORATION



                                  By: /s/
                                  ---------------------------------
                                  Title: Vice President

                                  NETG HOLDING, INC.
                                  NATIONAL EDUCATION TRAINING GROUP, INC.,
                                  SPECTRUM INTERACTIVE INCORPORATED
                                  NATIONAL EDUCATION CENTERS, INC.
                                  ICS LEARNING SYSTEMS, INC.
                                  INTERNATIONAL CORRESPONDENCE SCHOOLS, INC.,
                                  AS THE SUBSIDIARY GUARANTORS



                                  By: /s/
                                  ---------------------------------
                                  Title: Vice President

                                  STECK-VAUGHN PUBLISHING CORPORATION
                                  NATIONAL EDUCATION INTERNATIONAL CORP.
                                  NATIONAL EDUCATION CREDIT CORPORATION
                                  NATIONAL EDUCATION FOREIGN SALES CORP.
                                  NATIONAL EDUCATION PAYROLL CORP.
                                  NEC SUB. INC
                                  NATIONAL EDUCATION CENTERS, INC.
                                  ICS LEARNING SYSTEMS, INC.
                                  NETG HOLDING, INC.,
                                  AS THE SUBORDINATED SUBSIDIARIES



                                  By: /s/
                                  ---------------------------------
                                  Title: Vice President

                             BANKERS TRUST COMPANY, AS THE BANK AND AS THE AGENT



                             By:  /s/
                             ---------------------------------------------------
                             Title: Assistant Vice President



                                     S-2